PYXIS FUNDS II

Supplement dated October 19, 2012 to

Pyxis Funds II Prospectus dated February 1, 2012, as supplemented from time to time

This Supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

Description of Principal Investments

Effective immediately, the following paragraph is inserted after the first paragraph on page 80 in the Prospectus under “Additional Information About Principal Investment Strategies”:

Exchange-Traded Funds: ETFs are listed on various exchanges and seek to provide investment results that correspond generally to the performance of specified market indices by holding a basket of the securities in the relevant index. The Alpha Trend Strategies Fund, Alternative Income Fund, Dividend Equity Fund, Energy and Materials Fund and Trend Following Fund may invest in ETFs, including ETFs that are part of the Pyxis fund complex and advised by the Adviser or its affiliates (the “Underlying Pyxis ETFs”). The Underlying Pyxis ETFs include the Pyxis/iBoxx Senior Loan ETF and may include additional ETFs advised by the Adviser or its affiliates in the future. Fees and expenses of investments in Underlying Pyxis ETFs will be borne by shareholders of the investing funds, and Pyxis intends to voluntarily waive the portion of the management fee of the investing funds that is attributable to investments in Underlying Pyxis ETFs.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS

FOR FUTURE REFERENCE

PYXIS FUNDS II

Supplement dated October 19, 2012 to

Pyxis Funds II Statement of Additional Information dated February 1, 2012, as supplemented from time to time

This Supplement provides new and additional information beyond that contained in the Statement of Additional Information and should be read in conjunction with the Statement of Additional Information.

Investment Strategies and Risks

Effective October 22, 2012, the first paragraph on page 12 of the Statement of Additional Information under “Securities of Other Investment Companies” is amended and restated as follows:

Securities of Other Investment Companies. The Funds, other than the Money Market Fund, may invest in investment companies such as open-end funds (mutual funds), closed-end funds and exchange traded funds (also referred to as “Underlying Funds”). The 1940 Act provides that a Fund may not: (1) purchase more than 3% of an investment company’s outstanding shares; (2) invest more than 5% of its assets in any single such investment company (the “5% Limit”); or (3) invest more than 10% of its assets in investment companies overall (the “10% Limit”), unless: (i) the underlying investment company and/or the Fund has received an order for exemptive relief from such limitations from the SEC; and (ii) the underlying investment company and the Fund take appropriate steps to comply with any conditions in such order. The Funds may invest in investment companies that are advised by the Adviser or its affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the SEC.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE